INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

   Information Statement Pursuant to Section 14(c) of the Securities Exchange
                           Act of 1934 (Amendment No.)


Filed by the Registrant  /X/
Filed by a party other than the Registrant / /

      Check the appropriate box:
      [   ]    Preliminary Information Statement
      [   ]    Confidential, for Use of the Commission Only (as permitted by
               Rule 14c-5(d)(2))
      [ X ]    Definitive Information Statement


                       SECURED DIGITAL APPLICATIONS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box): /X/ No fee required. / / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[  ]   Fee paid previously with preliminary materials.
[  ]   Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount Previously Paid:

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           (2) Form, Schedule or Registration Statement No.:

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           (3)  Filing Party:

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           (4)  Date Filed:

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


                       SECURED DIGITAL APPLICATIONS, INC.
                                11 Jalan 51A/223
                              46100 Petaling Jaya,
                               Selangor, Malaysia



                              INFORMATION STATEMENT
                              ---------------------

                                     GENERAL
                                     -------


On June 28, 2004, the Board of Directors of Secured Digital Applications, Inc. (the "Company") adopted resolutions approving the nomination of Wan Abdul Razak bin Muda as a director of the Company to serve until the 2007 Annual Meeting of Stockholders. Additionally, the Board of Directors confirmed and ratified the appointment of Horwath Gelfond Hochstadt Pangburn, P.C. as independent auditors of the Company for the fiscal year ending December 31, 2004.


This Information Statement is being mailed to stockholders of the Company on or about July 5, 2004.

All expenses incurred in connection with the preparation and mailing of this Information Statement will be borne by the Company. This Information Statement is prepared and distributed by the Company.


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                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.
-------------------------------------------------------------------------------

                       SECURED DIGITAL APPLICATIONS, INC.
                                11 Jalan 51A/223
                              46100 Petaling Jaya,
                               Selangor, Malaysia


                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 30, 2004


To our Shareholders:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of Secured Digital Applications, Inc., a Delaware corporation (the "Company"), will be held on July 30, 2004 at 2:30 p.m., Eastern Time, at the Grand Hyatt New York, Grand Central Terminal, New York, New York 10017 for the following purposes:

1. to elect one person who will serve as a Director of the Company until the 2007 Annual Meeting of Shareholders or until his successor has been duly elected and qualified.

2. to ratify the selection of Horwath Gelfond Hochstadt Pangburn P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2004; and

3. to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.


The Board of Directors of the Company has established June 28, 2004 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. Only holders of record of the Company's common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. The Company's stock transfer books will not be closed following the Record Date.



                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Valerie Hoi-Fah Looi
                                        ------------------------
                                        Valerie Hoi-Fah Looi, Secretary
                                        June 28, 2004

                       SECURED DIGITAL APPLICATIONS, INC.
                                11 Jalan 51A/223
                              46100 Petaling Jaya,
                               Selangor, Malaysia

                              INFORMATION STATEMENT
                              ---------------------


THIS INFORMATION STATEMENT CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS "BELIEVES," "MAY", "SHOULD", "ANTICIPATES," "ESTIMATES", "EXPECTS," "FUTURE", "INTENDS", "HOPES", "PLANS" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS OF SECURED DIGITAL APPLICATIONS, INC. TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS.


REQUIRED VOTE

A majority of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting.

Cumulative voting in the election of Directors is not allowed. At the meeting, in accordance with the Company's charter documents and Delaware law, the shareholders: (i) by a plurality of the votes cast, shall elect one Class II director; (ii) by a majority of the shares of the Common Stock of the Company outstanding and entitled to vote at the meeting shall ratify the selection of Horwath Gelfond Hochstadt Pangburn, P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2004 and (iii) by a majority of the voting power of the shares present and entitled to be voted, shall transact such other business as shall be properly brought before them. Accordingly, the one Class II director nominee receiving the greatest number of votes will be elected, abstentions will be disregarded in the election of Directors and will be counted as "no" votes on each matter other than the election of Directors, and broker non-votes will be counted as "no" votes on the amendment to the amended and restated articles of incorporation and will be disregarded and will have no effect on the outcome of any other vote at the meeting. Shares of common stock held as treasury stock by the Company will not be voted.

The holders of common stock are entitled to one vote per share. As of June 28, 2004, there were 90,110,531 shares of common stock issued and outstanding, excluding 9,055,000 shares of treasury stock. In addition, each holder of the Company's Series A Preferred is entitled to 80 votes per share. As of June 28, 2004, there were 100,000 shares of Series A Preferred issued and outstanding.

The actions to be taken at the Meeting are anticipated to be of such nature and effect that no right of appraisal or dissent will be created. The failure to vote against the above matters will not constitute a waiver of any right of appraisal or dissent.


                            FORWARD LOOKING STATEMENT

This Information Statement and other reports filed by the Company from time to time with the Securities and Exchange Commission, as well as the Company's press releases, contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company's management, as well as estimates and assumptions made by the Company's management. Forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "may", "should", "anticipates", "estimates", "expects", "future", "intends", "hopes" or "plans" or the negative thereof. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results of the Company to vary materially from historical results or from any future results expressed or implied in such forward-looking statements. Such factors include, among others, the following: revocation of the Company's license, ability to successfully implement its business plans, ability to obtain services provided by other communications companies, the ability of the Company to raise capital on a timely basis, the Company's business is subject to existing and future government regulations, failure to retain qualified personnel, competitive pressures and potentially adverse tax and cash flow consequences resulting from operating in multiple countries with different laws and regulations, ability to maintain profitability in the future and general economic conditions in Malaysia. The Company directs shareholders to its Annual Report filed on Form 10-KSB, incorporated herein by reference, for a more complete statement of its operations and significant risk factors. The Company will provide copies of its Annual Report to shareholders at its own cost upon request. The Company does not undertake to update, revise or correct any of the forward-looking information.


                        PROPOSAL 1 - ELECTION OF DIRECTOR

The Company's Board of Directors is divided into three classes. Members of each class serve staggered terms. At the meeting, one Class II director will be elected to serve until the 2007 Annual Meeting of Shareholders, and thereafter until his successor is duly elected and qualified. Patrick Soon-Hock Lim, Valerie Hoi-Fah Looi and Mark Deschaine will continue in office as Directors after the meeting.


                                CLASS I DIRECTOR
       TERM OF OFFICE EXPIRING AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS

NAME AND AGE            BUSINESS EXPERIENCE

Mark Deschaine, 40      Mr. Deschaine has served as the Company's independent
                        director and Chairman of the Audit Committee since June
                        27, 2002. He is a principal member with Educational &
                        Technological Consultants LLC, a Michigan company, specializing in learning, training, educational and technological issues. Mr. Deschaine holds teaching credentials, as well as two Masters Degrees, one from Oakland University and the other from Grand Valley State
                        University in the area of education.

                                CLASS II DIRECTOR
       TERM OF OFFICE EXPIRING AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS

NAME AND AGE                    BUSINESS EXPERIENCE

Wan Abdul Razak bin Muda, 67    Mr. Muda has been a Director of the Company
                                since April 1999, and is a member of the Board's
                                Audit Committee. He previously served as Chairman of the Board of Directors of the Company from April 1999 to June 2002. Mr. Muda has served as the Chairman of Secured Digital
                                Applications (M) Sdn Bhd (formerly Animated
                                Electronic Industries Sdn Bhd) and Perwimas
                                Telecommunications Sdn Bhd since February 2003.
                                Since 1992, he has been the Chairman and Director of Tiong Nam Transport Holding Bhd, a
                                Malaysian public land cargo transportation and warehousing company. Prior to joining Tiong Nam
                                Transport Holding, Mr. Muda had served in the Malaysian Police Force for 34 years. As part of his training, he attended numerous courses conducted by the Royal Malaysian Police Training
                                College and rose from the rank and file to his last position as the Chief Police Officer of the state of Terengganu, Malaysia.

                               CLASS III DIRECTORS
       TERM OF OFFICE EXPIRING AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS

NAME AND AGE                    BUSINESS EXPERIENCE

Patrick Soon-Hock Lim, 54       Mr. Lim has served as the President, Chief
                                Executive Officer and Director of the Company since April 1999. In June 2002, he was appointed as Chairman, Chief Executive Officer and
                                Director of the Company. Mr. Lim has served as the Managing Director at Secured Digital
                                Applications (M) Sdn Bhd since 1988 and has been involved in the multimedia industry for the past
                                12 years. He earned his Masters of Science from Reading University, United Kingdom in 1973.

Valerie Hoi-Fah Looi, 46        Ms. Looi has served as the Corporate Secretary
                                and Director of the Company since April 1999 and, in such position, she is responsible for the corporate affairs of the Company. Ms. Looi has also served as the Senior Vice President, Corporate Affairs at Secured Digital
                                Applications (M) Sdn Bhd, a position she has held since 1990. She has over 10 years experience in corporate affairs. She received her Diploma in Management from the Malaysian
                                Institute of Management, Kuala Lumpur.

In accordance with the Delaware General Corporation Law and the Company's Amended and Restated Certificate of Incorporation, a simple majority vote of all the votes entitled to be cast is needed to approve the election of Wan Abdul Razak bin Muda to serve as a director of the Company until the 2007 Annual Meeting of Stockholders.

No director, officer or affiliate of the Company and no owner of record or beneficial owner of more than five percent of any class of the Company's securities is a party adverse to the Company or any of its subsidiaries.

The Company does not have a standing nominating audit or compensation committee. The Board has traditionally considered nominations as an informal committee of the whole in which all members participate. Nominations are formally considered and acted upon by the entire board. The Board considers this process to provide an appropriate basis for the consideration and nomination of director candidates.

Executive Compensation

      The following table sets forth certain information as of December 31, 2004 concerning the compensation earned by the Company's Chief Executive Officer and other executive officers who were serving as executive officers at the end of the last completed fiscal year and whose salary and bonus aggregated were in excess of $100,000. No other compensation not covered in the following table was paid or distributed by the Company to such persons during the period covered. Employee Directors receive no additional compensation for service on the Board of Directors of the Company. Outside Directors received no compensation from the Company as such during this period, except as indicated below.

      In December 2000, the Company granted stock options to directors and officers of the Company. Mr. Lim, the current Chairman and Chief Executive Officer, was granted an option for 500,000 common shares at $0.085 exercisable until December 5, 2005. Mr. Muda, a Director, was granted an option for 100,000 common shares at $0.085 exercisable until December 5, 2005. Miss Looi, the current Secretary and Director, was granted an option for 120,000 common shares at $0.085 exercisable until December 5, 2005. Mr. Leong, the current Chief Financial Officer and Treasurer, was granted an option for 78,000 common shares at $0.085 exercisable until December 5, 2005. The closing price of the common stock on December 6, 2000 was $0.075. Mr. Lim, Mr. Muda and Ms. Looi exercised their options on March 12, 2002 to purchase a total of 720,000 shares of restricted common stock at $0.085 per share for total cash consideration of $61,200. Mr. Leong exercised his total options of 78,000 shares on March 30, 2002 and June 13, 2003 to purchase 45,000 and 33,000 shares, respectively, of restricted common stock at $0.085 per share for a total cash consideration of $6,630.

On June 26, 2002, the Company granted 25,000 shares of restricted common stock to Mr. Deschaine as compensation for serving on the Company's Board of Directors.

         The Company has no other retirement, pension, profit sharing, stock option, insurance or other similar programs. There were no long-term compensation plans, awards, options or any other compensation offered by the Company.

                           SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION         YEAR             ANNUAL
---------------------------                       COMPENSATION
                                                  ------------
                                                  SALARY           BONUS
                                                  ------           -----
Patrick Soon-Hock Lim               2003              -              -
Chairman, Chief Executive           2002              -              -
Officer and Director                2001              -              -



       PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected Horwath Gelfond Hochstadt Pangburn, P.C. as the Company's independent auditors for the year ending December 31, 2004. At the meeting,the Company will ask shareholders to ratify the Board's selection. Horwath Gelfond Hochstadt Pangburn, P.C. served in the same capacity in 2002 and 2003.

Aggregate fees were billed in the following categories and amounts:

                                        Years Ended December 31,
                                        ------------------------
                                           2003         2002
                                           ----         ----

          Audit Fees                   $  44,600     $  40,810
          Audit Related                       --            --
          Tax Related                      7,500         2,000
          Other Fees                          --            --


Audit related fees included due diligence assistance provided in connection with potential acquisitions. All of the services described above were approved by the Company's audit committee and prior to performance. The audit committee has determined that the payments made to its independent accountants for these services are compatible with maintaining such auditors' independence.

Determination of Auditor Independence

The Audit Committee has determined that the provision of services covered by the preceding paragraphs is compatible with maintaining the principal accountant's independence for the Company.

In accordance with the Delaware General Corporation Law and the Company's Amended and Restated Certificate of Incorporation, a simple majority vote of all the votes entitled to be cast is needed to ratify the appointment of Horwath Gelfond Hochstadt Pangburn, P.C. as the independent auditor of the Company for the fiscal year ended December 31, 2004.

                                  OTHER MATTERS

At the date of this Information Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named in the enclosed proxy, or their substitutes, will vote on such business in accordance with their best judgement on such matters.

                            PROPOSALS OF SHAREHOLDERS

There are no shareholder proposals to be considered at the Meeting. Shareholder proposals intended for presentation at the Company's 2005 Annual Meeting of Shareholders, other than nominations for Board, should be sent to 11 Jalan 51A/223, 46100 Petaling Jaya, Selangor, Malaysia Attention: Secretary and must be received by the Company not later than April 15, 2005.


                                  ANNUAL REPORT

A copy of the Company's most recent Form 10-KSB Annual Report as filed with the Securities and Exchange Commission was mailed to stockholders on or about June 30, 2004. The Company will at its own expense provide copies of its Annual Report on Form 10-KSB to stockholders of the Company upon request. For a copy of the Annual Report, please write to Morris Capital Markets Communications, 60 East 42nd Street, Suite 445, New York, NY 10165.


By Order of the Board of Directors

/s/ Valerie Hoi-Fah Looi
------------------------
Valerie Hoi-Fah Looi, Secretary
Selangor, Malaysia
June28, 2004